UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

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☐ Definitive Proxy Statement

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Compass Minerals International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! COMPASS MINERALS INTERNATIONAL, INC. 9900 WEST 109TH ST., SUITE 100 OVERLAND PARK, KS 66210 COMPASS MINERALS INTERNATIONAL, INC. You invested in COMPASS MINERALS INTERNATIONAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper copy of voting material(s) by requesting prior to May 4, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Vote Virtually at the Meeting* May 18, 2021 12:00 p.m. Central Time Virtually at: www.virtualshareholdermeeting.com/CMP2021 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D37960-P51885 2021 Annual Meeting Vote by May 17, 2021 11:59 PM ET. For shares held in a Plan, vote by May 15, 2021 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D37961-P51885 1. Election of Directors Nominees: 1c) Richard S. Grant 1a) Kevin S. Crutchfield 1d) Joseph E. Reece 1b) Eric Ford 1e) Allan R. Rothwell 1f) Lori A. Walker 1g) Paul S. Williams 1h) Amy J. Yoder 2. Approve, on an advisory basis, the compensation of Compass Minerals’ named executive officers, as set forth in the proxy statement. 3. Ratify the appointment of Ernst & Young LLP as Compass Minerals’ independent registered accounting firm for 2021. In their discretion, the named proxies are authorized to vote on any other business properly brought before the meeting and any adjournments or postponements thereof. For For For For For For For For For For